PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2017
Property, Plant And Equipment

Property, plant and equipment consisted of the following:

	As of September 30,
	2016	2017
	US$	US$
Buildings	7,254	7,271
Electronic and office equipment	14,133	15,208
Leasehold improvement and building improvement	1,691	1,898
Motor vehicles	1,827	2,239

Total	24,905	26,616
Less: Accumulated depreciation	(10,997)	(12,594)

	13,908	14,022